FOR IMMEDIATE RELEASE For More Information:
Claire S. Bean, Chief Financial Officer & C.O.O. Northeast Bank, 500 Canal Street, Lewiston, ME 04240 207-786-3245 ext. 6202 www.northeastbank.com
Northeast Bancorp Reports First Quarter Results, Declares Dividend

Lewiston, MAINE (October 28, 2011) -- Northeast Bancorp (“Northeast” or the “Company”) (NASDAQ: NBN), a Maine-based full-service financial services company and parent of Northeast Bank, today reported net income of $529,000 or $0.12 per diluted common share for its fiscal 2012 first quarter ended September 30, 2011.

The Board of Directors has declared a cash dividend of $0.09 per share, payable on November 28, 2011 to shareholders of record as of November 14, 2011.

Results include the gain earned on the sale of the Company’s insurance agency business. As previously announced, Northeast’s insurance division was acquired by local agencies in two separate transactions, effective September 1, 2011.  The gross sales price of $9.7 million, net of related expenses and taxes, yielded a gain of $1.0 million and served to increase the Company’s tangible capital by approximately $8.4 million or $2.40 per share. Principally as a result of this transaction, the Company’s tangible book value increased to $16.14 per share at quarter-end from $13.58 per share at June 30, 2011.

“We are pleased with the progress being made in executing our business strategy,” said Richard Wayne, President and Chief Executive Officer of Northeast.  “We are making significant investments in our people, and our business platforms in order to provide additional capacity for growth. In addition, we have further strengthened our balance sheet by transferring ownership of our insurance franchise to two well-established, local owners in Maine, providing us with additional capital. These activities have positioned Northeast well for growth in our Community Banking Division, and in our two new business lines:  the Loan Acquisition and Servicing Group and our planned Online Affinity Deposit Program.”

Quarterly results also included a loss of $53,000 on the sale of the Company’s remaining equity securities portfolio. Excluding the effect of this non-recurring item and the insurance sale gain, the operating loss for the quarter was approximately $430,000, a result that reflects up-front staffing and infrastructure costs for the Company’s new lending and deposit initiatives.

Total assets declined by $9.2 million or 1.5% to $587.2 million at September 30, 2011, compared to total assets of $596.4 million on June 30, 2011. The principal components of the change in the balance sheet during the fiscal 2012 first quarter were as follows:

1.
Loan growth of $7.7 million or 2.5%, lead by growth of $14.7 million in purchased commercial loans. Launched in the fourth quarter of fiscal 2011, the Bank’s new Loan Acquisition and Servicing Group purchases performing commercial loans nationwide for the Bank’s portfolio. Such purchased commercial loans are typically acquired at a discount from their outstanding principal balances, producing yields higher than those normally achievable on the Bank’s originated commercial loans. The remainder of the Bank’s loan portfolio decreased by $7.0 million during the quarter, principally due to an increased level of mortgage refinance activity. During the quarter, most refinances of loans in the Bank’s existing portfolio were fixed rate loans, which the Bank sold in the secondary market.

2.
An $11.7 million reduction in funding sources, consisting of a $7.4 million, or 1.8%, net decrease in deposits and a $4.3 million, or 3.4%, decrease in borrowed funds. The latter is primarily the result of repaying Northeast Bank Insurance Group debt in connection with the insurance transaction;

3.
A $9.9 million or 4.2% decrease in cash and securities, the net result of changes in loans and funding sources. Cash and securities, net of holdings pledged as collateral for borrowed funds, represent 24% of total assets at quarter-end, a level of balance sheet liquidity that is intended in part for future purchases of commercial loans.

Non-performing assets improved to $7.9 million or 1.3% of total assets at September 30, 2011, compared to $8.6 million or 1.5% of total assets at June 30, 2011.

Principally as a result of the insurance transaction, the Company’s tier 1 leverage ratio increased to 11.8% from 10.3% at June 30, 2011 and the total risk-based capital ratio increased to 20.9% from 19.0% at June 30, 2011.

About Northeast Bancorp
Northeast Bancorp (NASDAQ: NBN) is the holding company for Northeast Bank, a full service community bank headquartered in Lewiston, Maine. Northeast Bank derives its income from a combination of traditional banking services as well as from its Loan Acquisition and Servicing Group, which purchases performing commercial loans for the Bank’s portfolio. Northeast Bank operates ten traditional bank branches, three investment centers and four loan production offices that serve seven counties in Maine and two in New Hampshire. Information regarding Northeast Bank can be found on its website at www.northeastbank.com or by contacting 1-800-284-5989.

Non-GAAP Financial Measure

 In addition to results presented in accordance with generally accepted accounting principles ("GAAP"), this press release contains certain non-GAAP financial measures. Northeast's management believes that the supplemental non-GAAP information, which consists of tangible book value, is utilized by regulators and market analysts to evaluate a company's financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names.

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Statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Although Northeast believes that these forward-looking statements are based on reasonable estimates and assumptions, they are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and other factors.  You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, changes in interest rates; competitive pressures from other financial institutions; the effects of a continuing deterioration in general economic conditions on a national basis or in the local markets in which the Company operates, including changes which adversely affect borrowers' ability to service and repay our loans; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or deposit levels necessitating increased borrowing to fund loans and investments; increasing government regulation, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q; and other filings submitted to the Securities and Exchange Commission. These statements speak only as of the date of this release and we do not undertake any obligation to update or revise any of these forward-looking statements to reflect events or circumstances occurring after the date of this communication or to reflect the occurrence of unanticipated events.

IMPORTANT NOTE: Securities and Advisory Services offered through Commonwealth Financial Network, Member FINRA, SIPC, and a Registered Investment Adviser. Securities are not FDIC insured, not bank obligations or otherwise bank guaranteed and may lose value. Northeast Financial is located at 202 Rte. 1, Suite 206, Falmouth, ME 04105.

NORTHEAST BANCORP AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	September 30,	June 30,
	2011	2011
	(Unaudited)	(Audited)
Assets
Cash and due from banks	$3,517	$3,227
Short-term investments	76,281	80,704
Total cash and cash equivalents	79,798	83,931

Available-for-sale securities, at fair value	143,229	148,962
Loans held-for-sale	6,405	5,176

Loans receivable
Residential real estate	142,401	145,477
Commercial real estate	130,422	117,761
Construction	2,079	2,015
Commercial business	20,576	22,225
Consumer	20,938	22,435
Total loans, gross	316,416	309,913
Less allowance for loan losses	710	437
Loans, net	315,706	309,476

Premises and equipment, net	8,396	8,271
Acquired assets, net	463	690
Accrued interest receivable	1,566	1,244
Federal Home Loan Bank stock, at cost	4,889	4,889
Federal Reserve Bank stock, at cost	871	871
Intangible assets	5,348	13,133
Bank owned life insurance	13,921	13,794
Other assets	6,621	5,956
Total assets	$587,213	$596,393

Liabilities and Stockholders' Equity
Liabilities:
Deposits
Demand	$45,361	$48,215
Savings and interest checking	87,488	89,804
Money market	44,914	48,695
Brokered time deposits	4,915	4,924
Certificates of deposit	211,055	209,480
Total deposits	393,733	401,118

Federal Home Loan Bank advances	43,803	43,922
Structured repurchase agreements	67,548	68,008
Short-term borrowings	1,009	2,515
Junior subordinated debentures issued to affiliated trusts	7,992	7,957
Capital lease obligation	2,035	2,075
Other borrowings	0	2,229
Other liabilities	4,905	3,615
Total liabilities	521,025	531,439

Commitments and contingent liabilities

Stockholders' equity
Preferred stock, $1.00 par value, 1,000,000 shares authorized; 4,227 shares issued and outstanding
at September 30, 2011 and June 30, 2011 liquidation preference of $1,000 per share	4	4
Voting common stock, at stated value, 13,500,000 shares authorized; 3,312,173 issued and
outstanding at September 30, 2011 and June 30, 2011, respectively	3,312	3,312
Non-voting common stock, at stated value, 1,500,000 shares authorized; 195,351 issued and
outstanding at September 30, 2011 and June 30, 2011, respectively	195	195
Warrants	406	406
Additional paid-in capital	49,841	49,700
Unearned restricted stock award	(154)	(163)
Retained earnings	11,841	11,726
Accumulated other comprehensive income (loss)	743	(226)
Total stockholders' equity	66,188	64,954
Total liabilities and stockholders' equity	$587,213	$596,393

NORTHEAST BANCORP AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
(Dollars in thousands, except share and per share data)

	Successor	Predecessor
	Company (1)	Company (2)
	Three Months	Three Months
	Ended	Ended
	September 30,	September 30,
	2011	2010
Interest and dividend income:
Interest on loans	$5,137	$5,742
Taxable interest on available-for-sale securities	636	1,544
Tax-exempt interest on available-for-sale securities	0	118
Dividends on available-for-sale securities	3	9
Dividends on Federal Home Loan Bank and Federal Reserve Bank stock	12	9
Other interest and dividend income	47	12
Total interest and dividend income	5,835	7,434

Interest expense:
Deposits	837	1,523
Federal Home Loan Bank advances	258	466
Structured repurchase agreements	248	708
Short-term borrowings	5	171
Junior subordinated debentures issued to affiliated trusts	183	173
Obligation under capital lease agreements	26	28
Other borrowings	14	39
Total interest expense	1,571	3,108

Net interest and dividend income before provision for loan losses	4,264	4,326

Provision for loan losses	400	459
Net interest and dividend income after provision for loan losses	3,864	3,867

Noninterest income:
Fees for other services to customers	340	367
Net securities gains (losses)	(53)	12
Gain on sales of loans	656	948
Gain on sale of business	1,529	0
Investment commissions	687	548
Insurance commissions	965	1,439
BOLI income	127	127
Other income	17	73
Total noninterest income	4,268	3,514

Noninterest expense:
Salaries and employee benefits	4,211	3,351
Occupancy and equipment expense	937	782
Professional fees	431	237
Data processing fees	312	306
Intangible assets amortization	405	175
Merger expense	0	72
Other	1,118	1,069
Total noninterest expense	7,414	5,992

Income before income tax expense	718	1,389
Income tax expense	189	428

Net income	$529	$961

Net income available to common stockholders	$431	$900

Weighted-average shares outstanding
Basic	3,494,498	2,329,098
Diluted	3,513,545	2,349,115
Earnings per common share:
Basic	$0.12	$0.39
Diluted	$0.12	$0.38

(1)	"Successor Company" means Northeast Bancorp and its subsidiary after the closing of the merger with FHB Formation LLC on
December 29, 2010.
(2)	"Predecessor Company" means Northeast Bancorp and its subsidiary before the closing of the merger with FHB Formation LLC on
December 29, 2010.

NORTHEAST BANCORP AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCES AND ANNUALIZED YIELDS
(Unaudited)
(Dollars in thousands)
	Successor Company (1)			Predecessor Company (2)
	Three months ended September 30,			Three months ended September 30,
	2011			2010

			Average			Average
	Average		Yield/	Average		Yield/
	Balance	Q-T-D Inc.	Rate	Balance	Q-T-D Inc.	Rate (3)
Assets:

Interest earning-assets:
Securities	$147,692	$639	1.72%	$163,405	$1,671	4.18%
Loans (4)(5)	316,248	5,137	6.44%	389,360	5,742	5.85%
Bank Regulatory Stock	5,761	12	0.83%	5,486	9	0.65%
Short-term investments (6)	78,351	47	0.24%	29,354	12	0.16%
Total interest-earning assets	548,052	5,835	4.22%	587,605	7,434	5.05%

Total non-interest earning assets	41,729			38,284
Total assets	$589,781			$625,889

Liabilities & Net Worth:

Interest-bearing liabilities:
Now	$56,182	$69	0.49%	$52,458	$98	0.74%
Money Market	45,981	51	0.44%	56,255	125	0.88%
Savings	33,439	26	0.31%	38,370	57	0.59%
Time	215,595	691	1.27%	201,801	1,243	2.44%
Total interest-bearing deposits	351,197	837	0.95%	348,884	1,523	1.73%
Short-term borrowings (7)	1,141	5	1.74%	46,627	171	1.46%
Borrowed funds	114,886	546	1.89%	120,277	1,241	4.09%
Junior Subordinated Debentures	7,971	183	9.11%	16,496	173	4.16%
Total interest-earning liabilities	475,195	1,571	1.31%	532,284	3,108	2.32%

Total non-interest bearing liabilities:
Demand deposits and escrow accounts	44,553			36,674
Other liabilities	4,478			5,392
Total liabilities	524,226			574,350

Stockholders' equity	65,555			51,539
Total liabilities and stockholders' equity	$589,781			$625,889

Net interest income		$4,264			$4,326

Interest rate spread			2.91%			2.73%
Net yield on interest earning assets (8)			3.09%			2.96%

(1)	"Successor Company" means Northeast Bancorp and its subsidiary after the closing of the merger with FHB Formation LLC on
December 29, 2010.
(2)	"Predecessor Company" means Northeast Bancorp and its subsidiary before the closing of the merger with FHB Formation LLC on
December 29, 2010.
(3)	Yields are stated on a fully tax-equivalent basis using a 30.84% tax rate.
(4)	Non-accruing loans are included in the computation of average balances, but unpaid interest on nonperforming loans has not been included for purposes of determining interest income.
(5)	Includes Loans Held-for-Sale.
(6)	Short term investments include FHLB overnight deposits and other interest-bearing deposits.
(7)	Short-term borrowings include securities sold under repurchase agreements and sweep accounts.
(8)	The net yield on interest-earning assets is net interest income divided by total interest-earning assets.

NORTHEAST BANCORP AND SUBSIDIARY
SELECTED CONSOLIDATED FINANCIAL HIGHLIGHTS AND OTHER DATA
(Unaudited)
(Dollars in thousands, except share and per share data)

	Successor	Predecessor
	Company (1)	Company (2)
	Three Months	Three Months
	Ended	Ended
	September 30,	September 30,
	2011	2010
Financial Highlights:
Net interest income	$4,264	$4,326
Net income	$529	$961
Weighted average shares outstanding:
Basic	3,494,498	2,329,098
Diluted	3,513,545	2,349,115
Earnings per share:
Basic	$0.12	$0.39
Diluted	$0.12	$0.38
Stockholders' equity - end of period	$66,188	$51,259
Book value per share - end of period	$17.66	$20.16
Tangible book value per share - end of period (3)	$16.14	$15.36

Ratios and Other Information:
Return on average assets	0.36%	0.61%
Return on average equity	3.20%	7.40%
Net interest rate spread (4)	2.91%	2.73%
Net interest margin (5)	3.09%	2.96%
Efficiency ratio (6)	87%	76%
Non-interest expense to average total assets	4.99%	3.78%
Average interest-earning assets to average interest-bearing liabilities	115.33%	110.39%

At period end:
Non-performing assets to total assets	1.34%	1.59%
Non-performing loans to total loans	2.35%	2.38%
Allowance for loan losses to total loans	0.22%	0.14%

Equity to total assets	11.27%	8.15%
Tier 1 leverage capital ratio	11.80%	8.49%
Total risk-based capital ratio	20.93%	14.70%

Number of full service branches	10	10
Number of insurance agency offices	0	11
Number of investment and mortgage loan origination offices	7	6

(1)	"Successor Company" means Northeast Bancorp and its subsidiary after the closing of the merger with FHB Formation LLC on
December 29, 2010.
(2)	"Predecessor Company" means Northeast Bancorp and its subsidiary before the closing of the merger with FHB Formation LLC on
December 29, 2010.
(3)	Reconciliation of Non-GAAP Ratio:
		Per Common
	Equity	Share
Total Stockholders' Equity	$66,188
Less Preferred Stock	4,230
Total Common Stock	$61,958	$17.66

Less Core Deposit Intangible	5,348	1.52
Tangible Common Equity	$56,610	$16.14

Outstanding Common Shares	3,507,524

(4)	The net interest rate spread represents the difference between the weighted-average yield on interest-earning assets and the weighted-
average cost of interest-bearing liabilities for the period.

(5)	The net interest margin represents net interest income as a percent of average interest-earning assets for the period.

(6)	The efficiency ratio represents non-interest expense divided by the sum of net interest income (before the loan loss provision)
plus non-interest income.